UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2013

Levy Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36197	46-3340980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

444 North Michigan Avenue, Suite 3500 Chicago, IL	60611
(Address of principal executive offices)	(Zip code)

(312)-267-4190
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On November 19, 2013, Levy Acquisition Corp. (the “Company”) consummated its initial public offering (the “Offering”) of 15,000,000 of its units (the “Units”). Each Unit consists of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one-half of one warrant (“Warrant”). Each whole Warrant entitles the holder thereof to purchase one share of Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds, before expenses, of $150,000,000.

Simultaneously with the consummation of the Offering, the Company consummated the private sale of 4,750,000 warrants (the “Private Placement Warrants”), each exercisable to purchase one share of Common Stock at $11.50 per share, to the Company’s sponsor, Levy Acquisition Sponsor, LLC (the “Sponsor”), at a price of $1.00 per Private Placement Warrant, generating gross proceeds, before expenses, of $4,750,000 (the “Private Placement”). The Private Placement Warrants are identical to the Warrants included in the Units sold in the Offering, except that the Private Placement Warrants (i) will not be redeemable by the Company so long as they are held by the Sponsor or its permitted transferees, and (ii) may not be transferred, assigned or sold, except to certain permitted transferees, until 30 days after the Company completes its initial business combination. Immediately after the closing of the Private Placement, the Sponsor transferred 15,000 Private Placement Warrants at no charge to each of Howard B. Bernick, Craig J. Duchossois, Greg Flynn and Marc S. Simon (the Company’s independent directors) and 30,000 Private Placement Warrants at no charge to Michael R. Wallach (the Company’s Vice President of Acquisitions).

Approximately $150,000,000 of the proceeds from the Offering and the Private Placement were placed in a trust account at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay income taxes and franchise taxes, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Common Stock issued by the Company in the Offering if the Company is unable to consummate an initial business combination within 21 months from the closing of the Offering, or 24 months from the closing of the Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 21 months from the closing of the Offering.

The Company is including as exhibits to this Current Report on Form 8-K executed copies of its Amended and Restated Certificate of Incorporation, Registration Rights Agreement, Warrant Agreement, Letter Agreements, Investment Management Trust Agreement and a copy of the press release issued by the Company announcing the consummation of the Offering.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Exhibit

3.1	Amended and Restated Certificate of Incorporation.

4.1	Registration Rights Agreement among Levy Acquisition Corp., Levy Acquisition Sponsor, LLC and the Holders signatory thereto, dated as of November 13, 2013.

4.2	Warrant Agreement between Levy Acquisition Corp. and Continental Stock Transfer & Trust Company, dated as of November 13, 2013.

10.1(a)	Letter Agreement among Levy Acquisition Corp.; Levy Acquisition Sponsor, LLC; Lawrence F. Levy; Ari B. Levy; Steven C. Florsheim; Levy Family Partners, LLC; Claire P. Murphy, as trustee of the Steven Florsheim 2003 Investment Trust; Claire P. Murphy, as trustee of the Ari Levy 2003 Investment Trust; Claire P. Murphy, as trustee of the Andrew Florsheim 2003 Investment Trust; Claire P. Murphy, as trustee of the Robert Florsheim 2003 Investment Trust; Michael Wallach; Sophia Stratton; Claire Murphy; Tim Won; Adam Cummis; and Andrew Feldman, dated as of November 13, 2013.

10.1(b)	Letter Agreement between Levy Acquisition Corp. and Howard B. Bernick, dated as of November 13, 2013.

10.1(c)	Letter Agreement between Levy Acquisition Corp. and Craig J. Duchossois, dated as of November 13, 2013.

10.1(d)	Letter Agreement between Levy Acquisition Corp. and Greg Flynn, dated as of November 13, 2013.

10.1(e)	Letter Agreement between Levy Acquisition Corp. and Marc S. Simon, dated as of November 13, 2013.

10.2	Investment Management Trust Agreement between Levy Acquisition Corp. and Continental Stock Transfer & Trust Company, dated as of November 13, 2013.

99.1	Press Release of Levy Acquisition Corp., dated November 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 19, 2013

Levy Acquisition Corp.

By:	/s/ Ari B. Levy
Name: Ari B. Levy
Title: President and Chief Investment Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

3.1	Amended and Restated Certificate of Incorporation.

4.1	Registration Rights Agreement among Levy Acquisition Corp., Levy Acquisition Sponsor, LLC and the Holders signatory thereto, dated as of November 13, 2013.

4.2	Warrant Agreement between Levy Acquisition Corp. and Continental Stock Transfer & Trust Company, dated as of November 13, 2013.

10.1(a)	Letter Agreement among Levy Acquisition Corp.; Levy Acquisition Sponsor, LLC; Lawrence F. Levy; Ari B. Levy; Steven C. Florsheim; Levy Family Partners, LLC; Claire P. Murphy, as trustee of the Steven Florsheim 2003 Investment Trust; Claire P. Murphy, as trustee of the Ari Levy 2003 Investment Trust; Claire P. Murphy, as trustee of the Andrew Florsheim 2003 Investment Trust; Claire P. Murphy, as trustee of the Robert Florsheim 2003 Investment Trust; Michael Wallach; Sophia Stratton; Claire Murphy; Tim Won; Adam Cummis; and Andrew Feldman, dated as of November 13, 2013.

10.1(b)	Letter Agreement between Levy Acquisition Corp. and Howard B. Bernick, dated as of November 13, 2013.

10.1(c)	Letter Agreement between Levy Acquisition Corp. and Craig J. Duchossois, dated as of November 13, 2013.

10.1(d)	Letter Agreement between Levy Acquisition Corp. and Greg Flynn, dated as of November 13, 2013.

10.1(e)	Letter Agreement between Levy Acquisition Corp. and Marc S. Simon, dated as of November 13, 2013.

10.2	Investment Management Trust Agreement between Levy Acquisition Corp. and Continental Stock Transfer & Trust Company, dated as of November 13, 2013.

99.1	Press Release of Levy Acquisition Corp., dated November 19, 2013.